EXHIBIT 10.76

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
DATED JANUARY 31, 2020

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020, (this “Third Amendment”) is entered into as of this 26 day of February, 2021 (the “Effective Date”), by and among Gerber Finance Inc., a New York corporation (“Lender”) EdgeBuilder, Inc., a Delaware Corporation and Glenbrook Building Supply, Inc., a Delaware corporation (individually, “Initial Borrower”) and, collectively, if more than one, the “Initial Borrowers”), and together with each other Person which, on or subsequent to the Closing Date, agrees in writing to become a “Borrower” hereunder, herein called, individually, a “Borrower” and, collectively, the “Borrowers,” and pending the inclusion by written agreement of any other such Person, besides each Initial Borrower, as a “Borrower” hereunder, all references herein to “Borrowers,” “each Borrower,” the “applicable Borrower,” “such Borrower” or any similar variations thereof (whether singular or plural) shall all mean and refer to the Initial Borrower or each one of them collectively) and Star Real Estate Holdings USA, Inc., a Delaware corporation, 300 Park Street, LLC, a Delaware limited liability company, 947 Waterford Road, LLC, a Delaware limited liability company, 56 Mechanic Falls Road, LLC, a Delaware limited liability company, ATRM Holdings, Inc., a Minnesota corporation, KBS Builders, Inc., a Delaware corporation, and Star Equity Holdings, Inc., a Delaware corporation formerly known as Digirad Corporation, a Delaware corporation (individually or collectively, as the context may require, “Guarantor”).

RECITALS

A.Lender and Borrowers entered into a Loan and Security Agreement dated as of
January 31, 2020, as amended by (i) First Amendment to Loan and Security Agreement dated March 5, 2020 and (ii) Second Amendment to Loan and Security Agreement dated July 1, 2020 (as further amended, modified, restated or supplemented from time to time, the “Loan Agreement”).

B.The Loans are secured by, among other things, Guarantor’s guaranty by its execution of the Loan Agreement as a Corporate Credit Party (“Guaranty”).

C.ATRM Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

D.Lone Star Co-Invest I, LP has executed an Amended and Restated Subordination Agreement dated January 31, 2020; Lone Star Value Management, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020; and each is a Subordinated Lender as defined in the Loan Agreement.

E.Star Equity Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated January 31, 2020, and is a Subordinated Lender as defined in the Loan Agreement.

F.On December 23, 2020 an amendment to the Certificate of Incorporation of Digirad Corporation was executed with the State of Delaware changing the name of Digirad Corporation to Star Equity Holdings, Inc. effective January 1, 2021.

G.Star Procurement, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

H.Jeffrey E. Eberwein has executed an instrument of limited Guaranty on March 5, 2020 and is an Ancillary Guarantor.

I.The parties wish to clarify their rights and duties to one another as set forth in the Credit Documents.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, in consideration of the Recitals above which are incorporated into and made a part of this Third Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.    Lender, Borrowers and Guarantor reaffirm consent and agree to all of the terms and conditions of the Credit Documents defined in the Loan Agreement as binding, effective and enforceable according to their stated terms, except to the extent that such Credit Documents are hereby expressly modified by this Third Amendment.

2.    In the case of any ambiguity or inconsistency between the Credit Documents and this Third Amendment, the language and interpretation of this Third Amendment is to be deemed binding and paramount.

3.    The Credit Documents (and any exhibits thereto) are hereby amended as follows:

As to the Loan Agreement:

A.Section 2.1(a) is hereby amended to read as follows:

“(a)(i) Subject to the terms and conditions set forth herein and in the Credit Documents, Lender may, in its sole discretion, make revolving credit advances (the “Revolving Credit Advances”) to a Borrower from time to time during the Term, which, in the aggregate at any time outstanding together with all outstanding Letter of Credit Obligations, will not exceed the lesser of (x) the Maximum Revolving Amount or (y) an amount equal to the Borrowing Base.

(a)(ii) On such terms and conditions set forth in Section 2.1(a)(i), Lender may, in its sole discretion, make a Permitted Concentration Related Overadvance until not later than the earlier of (A) the Maturity Date or (B) such earlier date in accordance with Section 11.1 of the Loan Agreement (the “Overadvance Termination Date”) provided that the amount of the Permitted Concentration Related Overadvance is up to $500,000 in amount at any time outstanding and fully secured by the ongoing existence and enforceability of the Guaranty of each Corporate Credit Party, including but not limited to Star Equity Holdings, Inc. On or prior to the Overadvance Termination Date (or such later date that Lender may approve in writing) each Permitted Concentration Related Overadvance shall be repaid by Borrowers to Lender.”

B.Section 5.1(b)(vi) is hereby amended to read as follows:

“(vi)     Under circumstances where any Borrower requests Revolving Credit Advances which would exceed the Maximum Revolving Amount and/or the Borrowing Base, including but not limited to any Permitted Concentration Related Overadvance, Lender may impose fees in connection therewith. Such fees shall include (i) a monthly fee in the amount of two and one-half percent (2.50%) (one and one-quarter percent (1.25%) for any Permitted Concentration Related Overadvance) of the greater of (A) the highest amount by which the amount Revolving Credit Advances during such month exceeds the Borrowing Base and (B) if any, the amount approved by Lender for such Revolving Credit Advance in excess of the Borrowing Base for such month and (ii) two and one-half percent (2.50%) (one and one-quarter percent (1.25%) for any Permitted Concentration Related Overadvance) of the greater of (A) the highest amount by which the Revolving Credit Advances during such month exceeds the Maximum Revolving Amount and (B) if any, the amount approved by Lender for such Revolving Credit Advances in excess of the Maximum Revolving Amount for such month. Such fees shall be payable on the first day of each month with respect to the preceding calendar month.”

C.Schedule III is hereby amended and restated to read as set forth on the attached Schedule III:

4.    In consideration of the execution of this Third Amendment, the Guaranty of Jeffrey E. Eberwein dated March 5, 2020 in the maximum principal amount of $500,000 is hereby discharged and Jeffrey E. Eberwein is no longer an Ancillary Guarantor as defined in the Loan Agreement. In further consideration thereof, each Corporate Credit Party acknowledges that its Guaranty includes those Guaranteed Obligations as defined in the Guaranty of Jeffrey E. Eberwein.

5.    The Borrowers’ failure to comply with each of the financial covenants on Schedule III of the Loan Agreement as of December 31, 2020 constitutes Events of Default under the Loan Agreement. Lender hereby agrees to grant a waiver thereof provided, however, that this waiver does not constitute (i) a modification or an alteration of any of the terms, conditions or covenants of the Loan Agreement or any Credit Documents, all of which remain in full force and effect, or (ii) a waiver, release or limitation upon Lender’s exercise of any of its rights and remedies thereunder, all of which are hereby expressly reserved, or (iii) a waiver of compliance with Schedule III as amended in this Third Amendment for any other period or purpose. This waiver does not relieve or release the Borrowers in any way from any of the other respective duties, obligations, covenants or agreements under the Loan Agreement or the other Credit Documents or from the consequences of any other Event of Default thereunder, except as expressly described above. This waiver does not obligate Lender, or be construed to require Lender, to waive any other Event of Default or defaults, whether now existing or which may occur after the date of this waiver.

6.    Capitalized terms used in this Third Amendment which are not otherwise defined herein have the meaning ascribed thereto in the Credit Documents.

7.    The parties agree to sign, deliver and file any additional documents and take any other actions that may reasonably be required by Lender including, but not limited to, affidavits, resolutions, or certificates for a full and complete consummation of the matters covered by this Third Amendment.

8.    Each of Borrowers, Guarantor and the Credit Parties on behalf of itself and its affiliates, heirs, successors and assigns (collectively, “Releasing Parties”), hereby releases and forever discharges Lender, any trustee of the Loans, any servicer of the Loans, each of their respective predecessors-in-interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, the “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities, demands or causes of action of any nature, at law or in equity, known or unknown, which such Releasing Party has or had prior to and including the date hereof relating in any manner whatsoever to matters arising out of: (a) the Loans, including, without limitation, its funding, administration and servicing; (b) the Credit Documents; or (c) any reserve and/or escrow balances held by Lender or any servicers of the Loans.

9.    Borrowers, Guarantor and the Credit Parties, jointly and severally, agree to reimburse, defend, indemnify and hold Lender harmless from and against any and all liabilities, claims, damages, penalties, reasonable expenditures, losses or charges (including, but not limited to, all reasonable legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any fraudulent conduct of Borrowers, Guarantor or any Credit Party in connection with the Credit Documents or of any breach of any of the representations or warranties made in any material respect.

10.    This Third Amendment is binding upon, inures to the benefit of, and is enforceable by the heirs, personal representatives, successors and assigns of the parties. This Third Amendment is not assignable by a Borrower or Guarantor without the prior written consent of Lender.

11.    To the extent that any provision of this Third Amendment is determined by any court or legislature to be invalid or unenforceable in whole or part either in a particular case or in all cases, such provision or part thereof is to be deemed surplusage. If that occurs, it does not have the effect of rendering any other provision of this Third Amendment invalid or unenforceable. This Third Amendment is to be construed and enforced as if such invalid or unenforceable provision or part thereof were omitted.

12.    This Third Amendment may only be changed or amended by a written agreement signed by all of the parties hereto. By the execution of this Third Amendment, Lender is not to be deemed to consent to any future renewal or extension of the Loans. This Third Amendment is deemed to be part of and integrated into the Credit Documents.

13.    THIS THIRD AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO THE CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

14.    The parties to this Third Amendment acknowledge that each has had the opportunity to consult independent counsel of their own choice, and that each has relied upon such counsel's advice concerning this Third Amendment, the enforceability and interpretation of the terms contained in this Third Amendment and the consummation of the transactions and matters covered by this Third Amendment.

15.    Borrowers agree to pay all attorneys’ fees and other costs incurred by Lender or otherwise payable in connection with this Third Amendment (in addition to those otherwise payable pursuant to the Credit Documents), which fees and costs are to be paid as of the date hereof. In consideration of the agreements and waiver by Lender herein, Borrowers are to pay a fee of $7,500 to Lender, payable as of the date hereof.

16.    This Third Amendment may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Third Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Third Amendment. Any party delivering an executed counterpart of this Third Amendment by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Third Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Third Amendment.

17.    BORROWERS, GUARANTOR, EACH OF THE CREDIT PARTIES AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS THIRD AMENDMENT, THE CREDIT DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be executed as of the Effective Date.

LENDER:

GERBER FINANCE, INC.

By:    /s/ Kevin McGarry
    Name: Kevin McGarry
    Title: Chief Credit Officer

BORROWER:
EDGEBUILDER, INC.
By:_____/s/ Scott Jarchow________________
     Name: Scott Jarchow
     Title: General Manager
GLENBROOK BUILDING SUPPLY, INC.
By:_____/s/ Scott Jarchow________________
     Name: Scott Jarchow
     Title: General Manager

[Signatures to Third Amendment to Loan and Security Agreement
dated January 31, 2020 --signatures continued on following page]

(signatures continued from previous page)
GUARANTOR:

STAR REAL ESTATE HOLDINGS USA, INC.

By:_______/s/ David J. Noble__________
Name: David J. Noble
Title: President and Chief Executive Officer

300 PARK STREET, LLC

By:_______/s/ David J. Noble__________
Name: David J. Noble
Title: President and Chief Executive Officer

947 WATERFORD ROAD, LLC

By:_______/s/ David J. Noble__________
Name: David J. Noble
Title: President and Chief Executive Officer

56 MECHANIC FALLS ROAD, LLC

By:_______/s/ David J. Noble__________
Name: David J. Noble
Title: President and Chief Executive Officer

ATRM HOLDINGS, INC.

By:_______/s/ David J. Noble__________
Name: David J. Noble
Title: President

KBS BUILDERS, INC.

By:______/s/ Matthew Mosher__________
Name: Matthew Mosher
Title: General Manager

STAR EQUITY HOLDINGS, INC.

By:_________/s/ Jeffrey E. Eberwein_____
Name: Jeffrey E. Eberwein
Title: Executive Chairman

[End of Signatures to Third Amendment to Loan and Security Agreement dated January 31, 2020]

CONSENTS TO THIRD AMENDMENT
TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020

We hereby consent and agree to the attached terms of the Third Amendment to Loan and Security Agreement dated January 31, 2020.

LONE STAR VALUE CO-INVEST I, LP
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:_________/s/ Jeffrey E. Eberwein_____
    Name: Jeffrey E. Eberwein
    Title: Sole Member, Lone Star Value Investors GP, LLC

LONE STAR VALUE MANAGEMENT, LLC
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:_________/s/ Jeffrey E. Eberwein_____
    Name: Jeffrey E. Eberwein
    Title: CEO

STAR PROCUREMENT, LLC
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:_______/s/ David J. Noble__________
    Name: David Noble
    Title: Manager

STAR EQUITY HOLDINGS, INC.
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:_________/s/ Jeffrey E. Eberwein_____
    Name: Jeffrey E. Eberwein
    Title: Executive Chairman

[Signature Page to Consents to Third Amendment to Loan and Security Agreement Dated January 31, 2020 ]

SCHEDULE III
FINANCIAL COVENANTS

1.Minimum EBITDA. Borrowers shall not permit its EBITDA determined by Lender at (a) June 30, 2021 to be less than $260,000 or (b) Fiscal Year End December 31, 2021 to be less than $600,000. “EBITDA” shall mean, for any period, all earnings before all interest, tax obligations and depreciation and amortization expense of the Borrowers for such period, all determined in conformity with GAAP on a basis consistent with the latest financial statements of the Borrowers and based upon the attached projections prepared by Borrowers.

2.Net Operating Loss. Borrowers shall not incur a Net Operating Loss as determined by Lender at June 30, 2021 and Fiscal Year End December 31, 2021. “Net Operating Loss” shall mean earnings before interest, all determined in conformity with GAAP on a basis consistent with the latest financial statements of the Borrowers and based upon the attached projections prepared by Borrowers.